SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                          Date of Report: May 19, 2003




                            COMPX INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)



       Delaware                   1-13905                      57-0981653
   (State or other             (Commission                   (IRS Employer
    jurisdiction of            File Number)                  Identification
    incorporation)                                                  No.)



5430 LBJ Freeway, Suite 1700, Dallas, TX                              75240-2697
(Address of principal executive offices)                              (Zip Code)



                                 (972) 448-1400
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)


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Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibit

        Item No.      Exhibit Index
       ----------     ----------------------------------------
         99.1         Press release dated May 19, 2003
                      issued by CompX International Inc.


Item 9:  Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release issued on May 19, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Security Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPX INTERNATIONAL INC.
                                                 (Registrant)




                                           By:    /s/ A. Andrew R. Louis
                                                  ----------------------------
                                                  A. Andrew R. Louis
                                                  Secretary



Date:  May 20, 2003

                                INDEX TO EXHIBITS


Exhibit No. Description
----------- --------------------------------------------------

99.1        Press release dated May 19, 2003 issued by CompX International Inc.